SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 5, 2002

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7. Financial Statements and Exhibits

(c)      Exhibits.
99	Press release dated September 5, 2002 announcing webcast live today at 2:15 p.m. est.

Item 9.    Regulation FD Disclosure

On September 5, 2002, the Company announced it will webcast a presentation at Prudential Securities Consumer Conference at 2:15 p.m. (EST) at its website, www.cokecce.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.                        (Registrant)

Date: September 5, 2002
By:  S E. LISTON BISHOP III E. Liston Bishop III Vice President and Deputy General Counsel

EXHIBIT INDEX
99	Press Release issued September 5, 2002